UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2018

Infrastructure and Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

None.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 9, 2018, Infrastructure and Energy Alternatives, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting the entry by the Company’s indirect, wholly-owned subsidiary, IEA Energy Services LLC (“IEA”), into a Purchase and Sale Agreement, dated August 9, 2018 (the “Agreement”) with Consolidated Construction Solutions I LLC (“CCS I”) and Consolidated Construction Investment Holdings LLC (“Seller”).  This amendment is being filed to amend and supplement Item 1.01 and Item 9.01(d) of the Original Report to include the Agreement.

The summary of the Agreement as set forth in the Original Report is qualified in its entirety by reference to the Agreement, which is filed herewith as Exhibit 2.1 to this amendment on Form 8-K and is incorporated herein by reference. The Agreement contains representations and warranties by each of the parties to the Agreement, which were made only for purposes of that Agreement and as of specified dates. The representations, warranties and covenants in the Agreement were made solely for the benefit of the parties to the Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, IEA, CCS I, Seller or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1*	Purchase and Sale Agreement, dated August 9, 2018, by and among IEA Energy Services LLC, Consolidated Construction Solutions I LLC and Consolidated Construction Investment Holdings LLC

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. We will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2018

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Andrew D. Layman
Name: Andrew D. Layman
Title: Chief Financial Officer